UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2018

VerifyMe, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31927	23-3023677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clinton Square, 75 S. Clinton Ave, Suite 510 Rochester, NY		14604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (585)-736-9400

_____________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07 of this Form 8-K, the shareholders of VerifyMe, Inc. (the “Company”) ratified the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) at the Company’s Annual Meeting of Shareholders on June 14, 2018 (the “Annual Meeting.”)

The description of the material terms of the 2017 Plan are included in the Company’s definitive proxy statement, filed with the  Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”) for the Annual Meeting, is incorporated by reference in this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2018, the Company held the Annual Meeting. As of April 30, 2018, the record date for a determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 84,760,454 shares of the Company’s common stock outstanding. Greater than 50% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions as to such matters, where applicable, are set forth in the tables below.

Proposal 1: Proposal to elect members to the Company’s Board of Directors (the “Board”).

The Company’s shareholders elected each of the Company’s seven nominees for director to serve a term of one year to expire at the next annual meeting of shareholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Voted For	Votes Withheld
Norman Gardner	52,402,448	382,658
Carl Berg	52,773,347	11,759
Laurence Blickman	51,472,347	1,312,759
Harvey Eisen	52,773,347	11,759
Marshall Geller	52,773,311	11,795
Howard Goldberg	52,773,311	11,795
Patrick White	52,773,311	11,795

Proposal 2: Proposal to ratify the 2017 Plan.

 The Company’s shareholders ratified the adoption of the 2017 Plan, as set forth below:
Votes For	Votes Against	Abstain
52,083,639	697,042	4,425

Proposal 3: Proposal to approve the Company’s named executive officer compensation.

The Company’s shareholders approved the Company’s named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstain
52,463,222	313,562	8,322

Proposal 4: Proposal to vote, on a non-binding advisory basis, whether a non-binding advisory vote on VerifyMe’s named executive officer compensation should be held every one, two or three years.

The Company’s shareholders voted to hold a non-binding advisory vote on named executive compensation every three years set forth below:

1 year	2 years	3 years	Abstain
2,948,152	26,440	49,776,945	33,569

On the basis of the above votes at the Annual Meeting, all of the proposals were adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VerifyMe, Inc.

Date: June 19, 2018	By:	/s/ Patrick White
	Name:	Patrick White
	Title:	Chief Executive Officer